Exhibit 99.1

M/A-COM Technology Solutions Inc. 100 Chelmsford Street Lowell, Massachusetts 01851 +1 978.656.2500 macomtech.com

PRESS RELEASE

MACOM Acquires Nitronex, LLC

GaN-on-Silicon Adds to MACOM’s Process and Product Portfolio Addressing RF applications

Lowell, Mass., February 13, 2014- M/A-COM Technology Solutions Inc. (“MACOM”), a leading supplier of high performance analog, RF, microwave and millimeter wave products, today announced that it has acquired Nitronex, LLC, a leader in the design and manufacture of gallium nitride (GaN) based RF solutions. The acquisition of Nitronex is expected to provide MACOM with fundamental and innovative GaN-on-Silicon epitaxial and pendeoepitaxial semiconductor process technology and materials for use in RF applications, establishing MACOM’s growing GaN technology portfolio as one of the broadest in the industry.

Nitronex previously leveraged this technology to offer the industry’s first GaN-on-Silicon RF discrete devices and MMICs, providing a unique combination of GaN-based performance, ease of integration and a cost structure that can support high volume, mainstream markets. The high device linearity, high output power and efficiency characteristics of GaN devices make GaN-on-Silicon technology ideal for demanding high bandwidth communications such as CATV, broadband radio, wireless infrastructure, radar and ISM applications.

“GaN technology has been long viewed as the driver of the next generation of RF and Microwave applications,” said John Croteau, President and CEO, MACOM. “With today’s announcement, MACOM now provides what we believe to be the industry’s largest portfolio of GaN devices. MACOM’s broadened portfolio of GaN-on-Silicon and GaN on Silicon Carbide technologies offers customers the flexibility to utilize the best solution to solve their RF and Microwave design challenges.”

“Nitronex is excited to join MACOM, a leader in high performance RF and microwave technology,” said Greg Baker, President and CEO of Nitronex. “Today’s announcement accelerates the deployment of GaN as a dislocating technology and furthers Nitronex’s vision of bringing GaN-on-Silicon to the fullest breadth of commercial and aerospace and defense applications possible. I believe MACOM’s more than 30 years of experience in high performance RF power devices can help propel GaN-on-Silicon to the next level of commercialization, bringing it to a truly mainstream volume production technology.”

MACOM purchased Nitronex from GaAs Labs, LLC for approximately $26 million in cash, subject to potential post-closing adjustments. MACOM financed the transaction through a draw of additional indebtedness from its revolving credit facility. GaAs Labs, LLC is an affiliate of the majority stockholder of MACOM’s parent company, M/A-COM Technology Solutions Holdings, Inc.

PRESS RELEASE

About MACOM

M/A-COM Technology Solutions Holdings, Inc. (www.macomtech.com) is a leading supplier of high performance analog RF, microwave, and millimeter wave products that enable next-generation Internet and modern battlefield applications. Recognized for its broad catalog portfolio of technologies and products, MACOM serves diverse markets, including high speed optical, satellite, radar, wired & wireless networks, CATV, automotive, industrial, medical, and mobile devices. A pillar of the semiconductor industry, we thrive on more than 60 years of solving our customers’ most complex problems, serving as a true partner for applications ranging from RF to Light.

Headquartered in Lowell, Massachusetts, MACOM is certified to the ISO9001 international quality standard and ISO14001 environmental management standard. MACOM has design centers and sales offices throughout North America, Europe, Asia and Australia.

MACOM, M/A-COM, M/A-COM Technology Solutions, M/A-COM Tech, Partners in RF & Microwave, Partners from RF to Light, The First Name in Microwave and related logos are trademarks of MACOM. All other trademarks are the property of their respective owners.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on MACOM and Nitronex management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among others, statements concerning the Nitronex acquisition, including those regarding any potential benefits and synergies, strategic plans, and financial and business expectations associated with the acquisition, as well as any other statements regarding MACOM’s plans, beliefs or expectations regarding GaN-on-Silicon technology, opportunities and products, or MACOM’s future business or financial results. Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements contained in this press release reflect MACOM’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause those events or our actual activities or results to differ materially from those expressed in any forward-looking statement. Although MACOM believes that the expectations reflected in the forward-looking statements are reasonable, it cannot and does not guarantee future events, results, actions, levels of activity, performance or achievements, including the successful closing of the Nitronex transaction or

PRESS RELEASE

successful integration of Nitronex or execution on plans described in this press release. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, among others, costs associated with the transaction and financing of the transaction; the unsuccessful completion of the transaction; matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction, delays in or inability to complete planned activities, failure to achieve expected synergies and other anticipated benefits of the transaction, the potential for weakness or less than expected strength in our catalog business, continued weakness in our Networks market, lower than expected demand in any or all of our five primary end markets or from any of our large OEM customers based on macro-economic weakness or otherwise, the potential for defense spending cuts, program delays, cancellations or sequestration, failures or delays by customers in winning business or to make purchases from us in support of such business, lack of adoption or delayed adoption by customers and industries we serve of GaN or other solutions offered by us, failures or delays in porting and qualifying GaN process technology to our Lowell, MA fabrication facility or other sites, lower than expected utilization and absorption in our manufacturing facilities, lack of success or slower than expected success in our new product development efforts, loss of business due to competitive factors, product or technology obsolescence, customer program shifts or otherwise, lower than anticipated or slower than expected customer acceptance of our new product introductions, the potential for a shift in the mix of products sold in any period toward lower-margin products or a shift in the geographical mix of our revenues, the potential for increased pricing pressure based on competitive factors, technology shifts or otherwise, the impact of any executed or abandoned acquisition, divestiture or restructuring activity, the impact of supply shortages or other disruptions in our internal or outsourced supply chain, the relative success of our cost-savings initiatives, the potential for inventory obsolescence and related write-offs, the expense, business disruption or other impact of any current or future investigations, administrative actions, litigation or enforcement proceedings we may be involved in, and the impact of any claims of intellectual property infringement or misappropriation, which could require us to pay substantial damages for infringement, expend significant resources in prosecuting or defending such matters or developing non-infringing technology, incur material liability for royalty or license payments, or prevent us from selling certain of our products, as well as those factors described in “Risk Factors” in MACOM’s filings with the Securities and Exchange Commission (SEC), including its Quarterly Report on Form 10-Q for the fiscal quarter ended January 3, 2014 as filed with the SEC on February 12, 2014. MACOM undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

MACOM, M/A-COM, M/A-COM Technology Solutions, M/A-COM Tech, Partners in RF & Microwave, The First Name in Microwave and related logos are trademarks of MACOM. All other trademarks are the property of their respective owners.

PRESS RELEASE

FOR SALES INFORMATION, PLEASE CONTACT:

North Americas – Phone: 800.366.2266

Europe – Phone: +353.21.244.6400

India – Phone: +91.80.43537383

China – Phone: +86.21.2407.1588

MEDIA CONTACT:

Husrav Billimoria

M/A-COM Technology Solutions Inc.

978-656-2896

Husrav.Billimoria@macomtech.com

Jessie Glockner

Rainier Communications

508-475-0025 x140

jglockner@rainierco.com